Ex. 10.23
                                    GUARANTEE

     This Guarantee is made as of October 10, 2001, by the undersigned (a "Guarantor"), in favor of CARDIOTECH INTERNATIONAL, INC. ("Lender").

                                    RECITALS


     Lender has entered into a line of credit letter agreement (the "Credit Line Letter") with Implant Sciences Corporation ("Borrower"), dated as of October 10, 2001. As a condition precedent to the execution and delivery of the Credit Line Letter by Lender, Lender requires that Guarantor execute and deliver this Guarantee.

     Guarantor is an officer, director and a major shareholder of Borrower and will derive direct and substantial benefit from Lender entering into the Credit Line Letter with Borrower. Any capitalized terms used herein and not otherwise defined shall have the meaning used in the Credit Line Letter.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lender to enter into the Credit Line Letter with Borrower, Guarantor hereby covenants and agrees with Lender as follows:

     1. Guarantor hereby unconditionally, irrevocably and absolutely guarantees unto Lender, and independently assumes liability to Lender, without any requirement of resort to any other party, for the punctual and full performance and observance of all of the covenants, conditions, duties and obligations to be observed and performed by Borrower and its successors and assigns under the Credit Line Letter and all Loan Documents, and the payment of all amounts of any kind or nature due thereunder (the "Obligations"), in each case as set forth in the Loan Documents, as any or all Loan Documents may be amended, modified, supplemented, extended, added to or renewed from time to time.

     2. The obligations of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by, the following, any or all of which may be taken without the consent of, or notice to, any Guarantor nor shall any of the following give any Guarantor any recourse or right of action against Lender, each and all of which are hereby expressly authorized by the Guarantor to be undertaken at any time and from time to time by Borrower or Lender, as the case may be, in its sole and absolute discretion:

          (a) Any express or implied amendment, extension, renewal, modification, addition, or supplement of or to any Loan Document;

          (b) Any renewal, extension or continuation of any Loan Document or the term thereof, whether pursuant to a written agreement or otherwise;

          (c) Any exercise or non-exercise or delay in the exercise or assertion by Lender of any right or privilege under this Guarantee or any other Loan Document;

          (d) Any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other similar proceeding relating to the Guarantor or Borrower, or any action taken in respect of Borrower, this Guarantee, or any other Loan Document by any trustee, receiver, debtor-in-possession or the like, by Lender or by any court, in any such proceeding, whether or not any such Guarantor shall have had notice or knowledge of any of the foregoing:

          (e) Any extension of time or other indulgence granted to Borrower or any waiver with respect to the payment or repayment of any amounts due under any Loan Document, and any other charges to be paid by Borrower or with respect to the performance and observance of any other obligations of Borrower under any Loan Document, except as may be agreed to in writing by Lender;

          (f) The acceptance by Lender of any security for the punctual and full payment of the Obligations, or the release, surrender, substitution or omission to act, by Lender with respect to any such security;

          (g)     Any  other  act  or  omission  to  act  by  Borrower;  and

          (h) Any other matter whatsoever whereby a Guarantor would or might be released, it being the intent hereof that the Guarantor shall at all times be and remain liable to Lender to the same extent as if each Guarantor was jointly and severally liable with Borrower to Lender for the performance of each and all of the terms, conditions, covenants and provisions of the Loan Documents.

     3.     Guarantor  hereby  unconditionally  waives:

          (a) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guarantee;

          (b) Any right to require Lender to proceed against Borrower or any other person at any time or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy whatsoever at any time;

          (c) Any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of Guarantor against Borrower, whether resulting from any action or election of remedies by Borrower or otherwise;

          (d)     The  defense  of  any  statute  of  limitations;

          (e) Any defense arising by reason of any invalidity or unenforceability of the Credit Line Letter or any disability of Borrower, or by any cessation from any cause whatsoever of the liability of Borrower, including, without limitation, any reduction, diminution or limitation upon or discharge of the liability of Borrower under the Bankruptcy Code;

          (f)     Any  defense  based  upon  an  election of remedies by Lender;

          (g) Any duty of Lender to advise any Guarantor of any information known to Lender regarding the financial condition of Borrower and all other circumstances affecting the ability of Borrower to perform its obligations under the Loan Documents;

          (h) Any duty of Lender to give Guarantor notice of any demand by Lender or any notice of any type or nature under the Loan Document, including, without limitation, any notice relating to any default by Borrower under the Loan Documents ; and

          (i) Any defense based upon any express or implied amendment, modification, addition or supplement of or to any Loan Document or of or to Borrower's obligations under the Loan documents made without the consent of Guarantor, which consent shall not be required.

     4. Lender may, without notice to Guarantor, assign its right, title, claim and interest in the Loan Documents (and thereby its rights under this Guarantee) in whole or in part, and no assignment or transfer of the Loan Documents (whether or not permitted under the terms thereof) and this Guarantee shall operate to extinguish or diminish the liability of Guarantor hereunder.

     5. Until all Obligations have been paid in full or satisfied, Guarantor shall not have any right of subrogation and Guarantor waives, to the fullest extent permitted by law, any right to enforce any remedy which Guarantor now has or may hereafter have against Borrower, and each Guarantor further waives the benefit of, and any right to participate in, any security, whether real or personal property, now or hereafter held by Lender as security for the performance of Borrower under the Loan Documents.

     6. This is a continuing guaranty and may not be terminated. Guarantor waives, to the fullest extent possible under applicable law, any right to revoke its liability hereunder. In no event shall any extension or renewal of any Loan Document constitute or be deemed to constitute a future transaction and Guarantor hereby unconditionally waives any right to make such a claim. No such termination permitted hereunder shall be effective until written notice thereof is given to Lender at the address and in the manner set forth herein. No such notice shall release Guarantor from any liability then existing hereunder or under the Loan Documents as of the day any such notice is received, and all renewals and extensions thereof.

     7. Successive demands may be made upon, and successive actions for the enforcement of such demands may be brought against, the Guarantor upon successive defaults in the making of particular payments and the performance and observance of particular obligations or conditions under the Loan Documents that are guaranteed by the Guarantor in Section 1 above, and the enforcement of this Guarantee against the Guarantor with respect to any particular payment or obligations or conditions under the Loan Documents shall not operate to exhaust this Guarantee or as a waiver of the right to proceed under this Guarantee with respect to any future default or defaults.

     8. The obligations of the Guarantor hereunder are primary and independent of the obligations of Borrower and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against the Guarantor and whether or not Borrower is joined therein or a separate action or actions are brought against Borrower. The liability of the Guarantor shall not be affected by any rendering of any judgment against Borrower.

     9. All of the terms of this instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No delay or failure by Lender to execute any remedy against Borrower or any Guarantor will be construed as a waiver of that right or remedy. All remedies of Lender are cumulative.

     10. This Guarantee of the Loan Documents shall be one of payment and performance and not merely of collection.

     11. The Guarantor hereby agrees to be responsible for and to pay any and all costs and expenses, including, without limitation, reasonable attorney's fees and court costs, incurred by Lender in connection with the collection of any and all sums or obligations guaranteed hereby, the defense or enforcement of any or all of Lender's rights hereunder and the defense or enforcement of any or all of Lender's rights under the Loan Documents.

     12. Guarantor agrees that this Guarantee shall be construed as an absolute, unconditional, irrevocable, continuing and unlimited obligation of the Guarantors without regard to the regularity, validity or enforceability against Borrower of any liability or obligation hereby guaranteed, and waives any rights that would limit Guarantor's liability to the extent that it exceeds that of Borrower due to any defense of Borrower or enforceability of the Obligations.

     13. If any Obligations shall be held to be unenforceable, the remainder of this Guarantee and its application to all other Obligations other than those with respect to which it is held unenforceable shall not be affected thereby and shall remain in full force and effect.

     14. This Guarantee shall continue for the term of all Loan Documents and any extensions or renewals thereof and until all obligations and liabilities of Borrower and its successors and assigns, to Lender under or relating to the Loan Documents have been fully paid or satisfied.

     15. This Guarantee shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Guarantor and Lender each hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts located in or closest in geographic proximity to Middlesex County, Massachusetts, in the event of any dispute hereunder, and further waives any right to a trial by jury.

     16. This Guarantee shall not be modified, amended or waived in any manner unless the same be in writing and signed by Lender and Guarantor.

     17. In the event that more than one party is executing as Guarantor, then each undersigned Guarantor is executing this instrument, and shall be liable hereon, jointly and severally. Lender may make demand upon or pursue any remedies against any one or more Guarantor, whether or not any demand is made upon or any remedies are pursued against any other Guarantor. Each Guarantor expressly agrees that recourse may be had against any and all property of such Guarantor, regardless of whether such property constitutes community property or separate property.

     18. Each Guarantor hereby represents and warrants to Lender that such Guarantor has the full power and authority to execute and deliver this Guarantee to Lender, and that this Guarantee has been duly executed and delivered to Lender, and constitutes the binding and enforceable obligation of such Guarantor.

     19. All notices, requests, demands, consents, and other communications required or permitted to be given or made hereunder shall be in writing and shall be deemed to have been duly given and received, (i) if mailed, certified first class mail, postage prepaid, return receipt requested, five days after it is mailed, or (ii) if sent by overnight courier or delivered by hand to the party to whom the same is so given or made, at the address of such party as set forth below, which address may be changed by notice to the other parties hereto duly given pursuant hereto, the day after it is sent:

          (a)  if  to  Lender:

               Cardiotech  International,  Inc.
               78-E  Olympia  Avenue
               Woburn,  MA  01801
               Attention:   Michael  Szycher
               Tel:   781-933-7422
               Fax:   781-937-4218

               with  a  copy  to:

               Ellenoff  Grossman  Schole  &  Cyruli,  LLP
               370  Lexington  Avenue,  Suite  1900
               New  York,  New  York  10017
               Attention:  Barry  Grossman,  Esq.
               Tel:  (212)  370-1300
               Fax:  (212)  370-7889

          (b)  if  to  the  Guarantor:

               Anthony  J.  Armini
               13  Skytop  Drive
               Manchester-by-the-Sea,  Massachusetts  01944
               Tel:  (781)  246-0700
               Fax:  (781)  246-3561

               With  a  copy  to:

               Law  Office  of  Bruce  A.  Bierhans  LLC
               294  Pleasant  Street
               Stoughton,  Mass.  02072
               Attention:  Bruce  A.  Bierhans,  Esq.
               Tel:  (781)  297-0005
               Fax:  (791)  297-7427

20. This Guaranty and the other Loan Documents to which Guarantor is a party embody the entire agreement between Guarantor and Lender relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Guarantee as of the date first above written.



                                   /s/  Anthony  J.  Armini
                                   ------------------------
                                   Anthony  J.  Armini